EXHIBIT 4.31

RENEWAL AGREEMENT FOR LOANS (1)

2013 Zi.No.: 3008130207

Lender: China Merchant Bank Co., Ltd., Shanghai Dongfang Sub-branch

Principal: Chen, Siqing

Address: 902, Dongfang Road

Borrower: Lansha Information Technology (Shanghai) Co., Ltd.

Legal Representative/Principal: Tan, Qunzhao

Guarantor (legal person or other organization):

Legal Representative/Principal:

Or

Guarantor (natural person):

ID Number:

Mortgager/ Pledger (legal person or other organization):

Legal Representative/Principal:

Or

Mortgager/ Pledger (natural person):

ID Number:

The Lender, Borrower, Guarantor and Mortgager/Pledger shall hereinafter be collectively referred to as Parties, and shall where the context so admits, be individually referred to as “Party”.

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The Borrower fails to repay the loans under Loan Contract No.11120206 (hereinafter referred to as the “Loan Contract”) due to business operation, and has to apply to the Lender for the loan extension. The Lender has accepted the Borrower’s application with examination.

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE I LOAN EXTENSION

Under the Loan Contract, the Borrower has borrowed 12,300,000 yuan in RMB from the Lender, and 12,300,000 yuan shall come due on February 7, 2013. As of February 7, 2013, the balance of such loans shall be 12,300,000 yuan which shall come due on February 7, 2014 after the loan extension made by the Parties. The Borrower hereby agrees to repay all the loan principal and interest on the expiry date of such extension.

ARTICLE II LOAN RATE

2.1 In terms of RMB loans, the basic rate applied in such extension shall be the financial institution’s basic interest rate on RMB loans at a new level for the accumulated loan term, with the following adjustment in accordance with the actual extension situation □rise /□lower (choose one by “√”) 0%, or the loan rate shall be 3%.

The accumulated loan term refers to the sum of the loan term under the Loan Contract and the term under such loan extension.

2.2 In terms of the foreign currency loans, the basic rate applied in such extension shall be [ ] of □ [ ] month(s)/□ [ ] day(s) (choose one by “√”) on the fixing day or the day before the fixing day or the two days before the fixing day, which shall be +[ ] basic points (Bps) in accordance with the actual extension situation, or the loan rate shall be [ ]%.

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2.3 Unless otherwise stipulated in this Article, the regulations on interest rate in Loan Contract shall still apply.

ARTICLE III GUARANTEE CLAUSE

3.1 In terms of guaranteed loan, the Guarantor hereby agree to continue to provide guarantee to such loan. The Irrevocable Letter of Guarantee submitted to the Lender as of [dd/mm/yy] shall remain in force, and the guarantee period shall expiry at the end of an additional two years after the expiry of this loan extension. If the Guarantor is changed or added, the new Guarantor shall submit the Irrevocable Letter of Guarantee to the Lender separately.

3.2 In terms of mortgaged/pledged loan, the Mortgager/Pledger hereby agree to continue to mortgage/pledge to the Lender the [property] that owned by the Mortgager/Pledger or could be disposed by the Mortgager/Pledger lawfully. The Mortgage/Pledge Contract No. [] shall be remain in force, and the Mortgager/Pledger shall according to relevant regulations be liable for handling the procedures such as the registration (record-keeping) of mortgaged/pledged property, the notarization and insurance. If the collaterals are changed or increased, the new Mortgager/Pledger shall execute a new Mortgage Contract or Pledge Contract with the Lender for the changed or increased collaterals.

ARTICLE IV VALIDITY OF DOCUMENTS

This Agreement shall serve as a component part of the Loan Contract. Unless otherwise stipulated in this Agreement, other contents in the Loan Contract, the Irrevocable Letter of Guarantee and/or the Mortgage/Pledge Contract shall remain in force, and shall be observed and fulfilled by each Party.

ARTICLE V EFFECTIVENESS

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5.1 In terms of guaranteed loan, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender, Borrower and Guarantor signs/seals this Agreement with the aforementioned three Parties’ common seal thereon (If the Guarantor is a natural person, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender and Borrower signs/seals this Agreement with the aforementioned two Parties’ common seal thereon and the Guarantor puts his/her signature on this Agreement), and shall cease to be in force automatically until all the principal and interest and pertinent expenses under this Agreement have been paid.

5.2 In terms of mortgaged/pledged loan, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender, Borrower and Mortgager/Pledger signs/seals this Agreement with the aforementioned three Parties’ common seal thereon (If the Mortgager/Pledger is a natural person, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender and Borrower signs/seals this Agreement with the aforementioned two Parties’ common seal thereon and the Mortgager/Pledger puts his/her signature on this Agreement); and if the registration (record-keeping) of mortgaged/pledged property is necessary in accordance with relevant regulations, then this Agreement shall come into effect after satisfying all the foregoing requirements and completing such registration. This Agreement shall cease to be in force automatically until all the principal and interest and pertinent expenses under this Agreement have been paid.

ARTICLE VI SUPPLEMENTARY PROVISIONS

There are 3 copies of this contract with each party holding one and both have the same legal effect.

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All TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED AMONG THE PARTIES ADEQUATELY. THE BANK HAS REMINDED OTHER PARTIES TO PAY SPECIAL ATTENTIONS TO AND UNDERSTAND EXACTLY THE TERMS, WHICH HAS BEEN STATED BY THE BANK AT THE REQUEST OF OTHER PARTY, ON THE LIMITATION OR EXCLUSION OF BANK’S LIABILITY, THE UNILATERAL RIGHTS OWNED BY THE BANK, THE INCREASE ON OTHER PARTY’S LIABILITY OR THE LIMITATION ON OTHER PARTY’S RIGHTS. ALL PARTIES HEREBY EXECUTE THIS AGREEMENT WITH A COMMON UNDERSTANDING ON ALL TERMS.

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SIGNATURE PAGE

Lender: (Seal)	[Seal]
Legal Representative/Authorized Representative:	[Seal]

Borrower: (Seal)	[Seal]
Legal Representative/Principal/Authorized Representative:	[Seal]

Guarantor (legal person or other organization): (Seal)

Legal Representative/Principal/Authorized Representative:

Guarantor (natural person): (Signature)

Mortgager/Pledger (legal person or other organization): (Seal)

Legal Representative/Principal/Authorized Representative:

Mortgager/Pledger (natural person): (Signature)

Dated: February 7, 2013

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RENEWAL AGREEMENT FOR LOANS (1)

2013 Zi.No.: 3008130209

Lender: China Merchant Bank Co., Ltd., Shanghai Dongfang Sub-branch

Principal: Chen, Siqing

Address: 902, Dongfang Road

Borrower: Shengji Information Technology (Shanghai) Co. Ltd. Legal Representative/Principal: Tan, Qunzhao

Guarantor (legal person or other organization):

Legal Representative/Principal:

Or

Guarantor (natural person):

ID Number:

Mortgager/ Pledger (legal person or other organization):

Legal Representative/Principal:

Or

Mortgager/ Pledger (natural person):

ID Number:

The Lender, Borrower, Guarantor and Mortgager/Pledger shall hereinafter be collectively referred to as Parties, and shall where the context so admits, be individually referred to as “Party”.

7

The Borrower fails to repay the loans under Loan Contract No.11120203 (hereinafter referred to as the “Loan Contract”) due to business operation, and has to apply to the Lender for the loan extension. The Lender has accepted the Borrower’s application with examination.

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE I LOAN EXTENSION

Under the Loan Contract, the Borrower has borrowed 154,300,000 yuan in RMB from the Lender, and 154,300,000 yuan shall come due on February 8, 2013. As of February 8, 2013, the balance of such loans shall be 154,300,000 yuan which shall come due on February 8, 2014 after the loan extension made by the Parties. The Borrower hereby agrees to repay all the loan principal and interest on the expiry date of such extension.

ARTICLE II LOAN RATE

2.1 In terms of RMB loans, the basic rate applied in such extension shall be the financial institution’s basic interest rate on RMB loans at a new level for the accumulated loan term, with the following adjustment in accordance with the actual extension situation □rise /□lower (choose one by “√”) 0%, or the loan rate shall be 3%.

The accumulated loan term refers to the sum of the loan term under the Loan Contract and the term under such loan extension.

2.2 In terms of the foreign currency loans, the basic rate applied in such extension shall be [ ] of □ [ ] month(s)/□ [ ] day(s) (choose one by “√”) on the fixing day or the day before the fixing day or the two days before the fixing day, which shall be +[ ] basic points (Bps) in accordance with the actual extension situation, or the loan rate shall be [ ]%.

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2.3 Unless otherwise stipulated in this Article, the regulations on interest rate in Loan Contract shall still apply.

ARTICLE III GUARANTEE CLAUSE

3.1 In terms of guaranteed loan, the Guarantor hereby agree to continue to provide guarantee to such loan. The Irrevocable Letter of Guarantee submitted to the Lender as of [dd/mm/yy] shall remain in force, and the guarantee period shall expiry at the end of an additional two years after the expiry of this loan extension. If the Guarantor is changed or added, the new Guarantor shall submit the Irrevocable Letter of Guarantee to the Lender separately.

3.2 In terms of mortgaged/pledged loan, the Mortgager/Pledger hereby agree to continue to mortgage/pledge to the Lender the [property] that owned by the Mortgager/Pledger or could be disposed by the Mortgager/Pledger lawfully. The Mortgage/Pledge Contract No. [] shall be remain in force, and the Mortgager/Pledger shall according to relevant regulations be liable for handling the procedures such as the registration (record-keeping) of mortgaged/pledged property, the notarization and insurance. If the collaterals are changed or increased, the new Mortgager/Pledger shall execute a new Mortgage Contract or Pledge Contract with the Lender for the changed or increased collaterals.

ARTICLE IV VALIDITY OF DOCUMENTS

This Agreement shall serve as a component part of the Loan Contract. Unless otherwise stipulated in this Agreement, other contents in the Loan Contract, the Irrevocable Letter of Guarantee and/or the Mortgage/Pledge Contract shall remain in force, and shall be observed and fulfilled by each Party.

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ARTICLE V EFFECTIVENESS

5.1 In terms of guaranteed loan, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender, Borrower and Guarantor signs/seals this Agreement with the aforementioned three Parties’ common seal thereon (If the Guarantor is a natural person, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender and Borrower signs/seals this Agreement with the aforementioned two Parties’ common seal thereon and the Guarantor puts his/her signature on this Agreement), and shall cease to be in force automatically until all the principal and interest and pertinent expenses under this Agreement have been paid.

5.2 In terms of mortgaged/pledged loan, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender, Borrower and Mortgager/Pledger signs/seals this Agreement with the aforementioned three Parties’ common seal thereon (If the Mortgager/Pledger is a natural person, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender and Borrower signs/seals this Agreement with the aforementioned two Parties’ common seal thereon and the Mortgager/Pledger puts his/her signature on this Agreement); and if the registration (record-keeping) of mortgaged/pledged property is necessary in accordance with relevant regulations, then this Agreement shall come into effect after satisfying all the foregoing requirements and completing such registration. This Agreement shall cease to be in force automatically until all the principal and interest and pertinent expenses under this Agreement have been paid.

ARTICLE VI SUPPLEMENTARY PROVISIONS

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There are 3 copies of this contract with each party holding one and both have the same legal effect.

All TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED AMONG THE PARTIES ADEQUATELY. THE BANK HAS REMINDED OTHER PARTIES TO PAY SPECIAL ATTENTIONS TO AND UNDERSTAND EXACTLY THE TERMS, WHICH HAS BEEN STATED BY THE BANK AT THE REQUEST OF OTHER PARTY, ON THE LIMITATION OR EXCLUSION OF BANK’S LIABILITY, THE UNILATERAL RIGHTS OWNED BY THE BANK, THE INCREASE ON OTHER PARTY’S LIABILITY OR THE LIMITATION ON OTHER PARTY’S RIGHTS. ALL PARTIES HEREBY EXECUTE THIS AGREEMENT WITH A COMMON UNDERSTANDING ON ALL TERMS.

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SIGNATURE PAGE

Lender: (Seal)	[Seal]
Legal Representative/Authorized Representative:	[Seal]

Borrower: (Seal)	[Seal]
Legal Representative/Principal/Authorized Representative:	[Seal]

Guarantor (legal person or other organization): (Seal)

Legal Representative/Principal/Authorized Representative:

Guarantor (natural person): (Signature)

Mortgager/Pledger (legal person or other organization): (Seal)

Legal Representative/Principal/Authorized Representative:

Mortgager/Pledger (natural person): (Signature)

Dated: February 8, 2013

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RENEWAL AGREEMENT FOR LOANS (1)

2013 Zi.No.: 3008130210

Lender: China Merchant Bank Co., Ltd., Shanghai Dongfang Sub-branch

Principal: Chen, Siqing

Address: 902, Dongfang Road

Borrower: Shengqu Information Technology (Shanghai) Co. Ltd.

Legal Representative/Principal: Tan, Qunzhao

Guarantor (legal person or other organization):

Legal Representative/Principal:

Or

Guarantor (natural person):

ID Number:

Mortgager/ Pledger (legal person or other organization):

Legal Representative/Principal:

Or

Mortgager/ Pledger (natural person):

ID Number:

The Lender, Borrower, Guarantor and Mortgager/Pledger shall hereinafter be collectively referred to as Parties, and shall where the context so admits, be individually referred to as “Party”.

13

The Borrower fails to repay the loans under Loan Contract No.11120204 (hereinafter referred to as the “Loan Contract”) due to business operation, and has to apply to the Lender for the loan extension. The Lender has accepted the Borrower’s application with examination.

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE I LOAN EXTENSION

Under the Loan Contract, the Borrower has borrowed 759,400,000 yuan in RMB from the Lender, and 759,400,000 yuan shall come due on February 8, 2013. As of February 8, 2013, the balance of such loans shall be 759,400,000 yuan which shall come due on February 8, 2014 after the loan extension made by the Parties. The Borrower hereby agrees to repay all the loan principal and interest on the expiry date of such extension.

ARTICLE II LOAN RATE

2.1 In terms of RMB loans, the basic rate applied in such extension shall be the financial institution’s basic interest rate on RMB loans at a new level for the accumulated loan term, with the following adjustment in accordance with the actual extension situation □rise /□lower (choose one by “√”) 0%, or the loan rate shall be 3%.

The accumulated loan term refers to the sum of the loan term under the Loan Contract and the term under such loan extension.

2.2 In terms of the foreign currency loans, the basic rate applied in such extension shall be [ ] of □ [ ] month(s)/□ [ ] day(s) (choose one by “√”) on the fixing day or the day before the fixing day or the two days before the fixing day, which shall be +[ ] basic points (Bps) in accordance with the actual extension situation, or the loan rate shall be [ ]%.

14

2.3 Unless otherwise stipulated in this Article, the regulations on interest rate in Loan Contract shall still apply.

ARTICLE III GUARANTEE CLAUSE

3.1 In terms of guaranteed loan, the Guarantor hereby agree to continue to provide guarantee to such loan. The Irrevocable Letter of Guarantee submitted to the Lender as of [dd/mm/yy] shall remain in force, and the guarantee period shall expiry at the end of an additional two years after the expiry of this loan extension. If the Guarantor is changed or added, the new Guarantor shall submit the Irrevocable Letter of Guarantee to the Lender separately.

3.2 In terms of mortgaged/pledged loan, the Mortgager/Pledger hereby agree to continue to mortgage/pledge to the Lender the [property] that owned by the Mortgager/Pledger or could be disposed by the Mortgager/Pledger lawfully. The Mortgage/Pledge Contract No. [] shall be remain in force, and the Mortgager/Pledger shall according to relevant regulations be liable for handling the procedures such as the registration (record-keeping) of mortgaged/pledged property, the notarization and insurance. If the collaterals are changed or increased, the new Mortgager/Pledger shall execute a new Mortgage Contract or Pledge Contract with the Lender for the changed or increased collaterals.

ARTICLE IV VALIDITY OF DOCUMENTS

This Agreement shall serve as a component part of the Loan Contract. Unless otherwise stipulated in this Agreement, other contents in the Loan Contract, the Irrevocable Letter of Guarantee and/or the Mortgage/Pledge Contract shall remain in force, and shall be observed and fulfilled by each Party.

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ARTICLE V EFFECTIVENESS

5.1 In terms of guaranteed loan, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender, Borrower and Guarantor signs/seals this Agreement with the aforementioned three Parties’ common seal thereon (If the Guarantor is a natural person, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender and Borrower signs/seals this Agreement with the aforementioned two Parties’ common seal thereon and the Guarantor puts his/her signature on this Agreement), and shall cease to be in force automatically until all the principal and interest and pertinent expenses under this Agreement have been paid.

5.2 In terms of mortgaged/pledged loan, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender, Borrower and Mortgager/Pledger signs/seals this Agreement with the aforementioned three Parties’ common seal thereon (If the Mortgager/Pledger is a natural person, this Agreement shall come into effect on the date on which the Legal Representative/Principal/Authorized Representative of the Lender and Borrower signs/seals this Agreement with the aforementioned two Parties’ common seal thereon and the Mortgager/Pledger puts his/her signature on this Agreement); and if the registration (record-keeping) of mortgaged/pledged property is necessary in accordance with relevant regulations, then this Agreement shall come into effect after satisfying all the foregoing requirements and completing such registration. This Agreement shall cease to be in force automatically until all the principal and interest and pertinent expenses under this Agreement have been paid.

ARTICLE VI SUPPLEMENTARY PROVISIONS

16

There are 3 copies of this contract with each party holding one and both have the same legal effect.

All TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED AMONG THE PARTIES ADEQUATELY. THE BANK HAS REMINDED OTHER PARTIES TO PAY SPECIAL ATTENTIONS TO AND UNDERSTAND EXACTLY THE TERMS, WHICH HAS BEEN STATED BY THE BANK AT THE REQUEST OF OTHER PARTY, ON THE LIMITATION OR EXCLUSION OF BANK’S LIABILITY, THE UNILATERAL RIGHTS OWNED BY THE BANK, THE INCREASE ON OTHER PARTY’S LIABILITY OR THE LIMITATION ON OTHER PARTY’S RIGHTS. ALL PARTIES HEREBY EXECUTE THIS AGREEMENT WITH A COMMON UNDERSTANDING ON ALL TERMS.

17

SIGNATURE PAGE

Lender: (Seal)	[Seal]
Legal Representative/Authorized Representative:	[Seal]

Borrower: (Seal)	[Seal]
Legal Representative/Principal/Authorized Representative:	[Seal]

Guarantor (legal person or other organization): (Seal)

Legal Representative/Principal/Authorized Representative:

Guarantor (natural person): (Signature)

Mortgager/Pledger (legal person or other organization): (Seal)

Legal Representative/Principal/Authorized Representative:

Mortgager/Pledger (natural person): (Signature)

Dated: February 8, 2013

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